UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 2012

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                              Entry Into a Material Definitive Agreement.

On September 19, 2012, Hovnanian Enterprises, Inc. (the “Company”), K. Hovnanian Enterprises, Inc., the Company’s wholly-owned subsidiary (“K. Hovnanian”),  and the subsidiary guarantors named therein entered into an Underwriting Agreement (the “Underwriting Agreement”), with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC (collectively, the “Underwriters”), relating to a public offering of 90,000 6.00% Exchangeable Note Units (the “Underwritten Units”), each with a stated amount of $1,000. Pursuant to the terms of the Underwriting Agreement, K. Hovnanian granted the Underwriters a 13-day option to purchase up to an additional 10,000 Exchangeable Note Units (the “Optional Units” and, together with the Underwritten Units, the “Units”) to cover over-allotments, if any (which option was exercised in full by the Underwriters on September 24, 2012). The sale of the Units is being made pursuant to the Company’s, K. Hovnanian’s and the subsidiary guarantors’ Registration Statement on Form S-3 (File No. 333-173365) (the “Registration Statement”) and the prospectus supplement, dated September 19, 2012, to the prospectus contained therein dated April 18, 2011.

The Underwriting Agreement relating to the offering of the Units is filed herewith as Exhibit 1.6 and is incorporated herein by reference.

Also on September 19, 2012, the Company, K. Hovnanian and the subsidiary guarantors named therein entered into a Purchase Agreement (the “Purchase Agreement”), with Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC (collectively, the “Initial Purchasers”), relating to a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933 of $577,000,000 aggregate principal amount of 7.25% Senior Secured First Lien Notes due 2020 (the “First Lien Notes”) and $220,000,000 aggregate principal amount of 9.125% Senior Secured Second Lien Notes due 2020 (the “Second Lien Notes”) guaranteed by the Company and certain of its subsidiaries (the “Notes Offering”).  The First Lien Notes and the guarantees thereof will be secured by a first-priority lien on substantially all of K. Hovnanian’s, the Company’s and the other guarantors’ assets and the Second Lien Notes and the guarantees thereof will be secured by a second-priority lien on substantially all of K. Hovnanian’s, the Company’s and the other guarantors’ assets, in both cases subject to permitted liens and certain exceptions.

The Purchase Agreement relating to the Notes Offering is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01.                                              Other Events.

In connection with the offering of the Units, as described in response to Item 1.01 of this Current Report on Form 8-K, the Underwriting Agreement is filed with this Current Report on Form 8-K as Exhibit 1.6 and is incorporated by reference herein and into the Registration Statement.

Item 9.01.                                              Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1

Purchase Agreement, dated September 19, 2012, among the Company, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

Exhibit 1.6

Underwriting Agreement, dated September 19, 2012, among the Company, K. Hovnanian, the subsidiary guarantors named therein and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/	J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

Date: September 25, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 1.1

Purchase Agreement, dated September 19, 2012, among the Company, K. Hovnanian, the subsidiary guarantors named therein and Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

Exhibit 1.6

Underwriting Agreement, dated September 19, 2012, among the Company, K. Hovnanian, the subsidiary guarantors named therein and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.